Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Francis Poore, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) The accompanying annual report on Form 10-K for the year ended December 31, 2016 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of CommerceHub, Inc.

Date:	March 6, 2017	By:	/S/ FRANCIS POORE
Francis Poore
President and Chief Executive Officer
(Principal Executive Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.